Exhibit 32.1


              CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2003 (the "Report") by Bentley Pharmaceuticals, Inc. (the "Registrant"), the undersigned hereby certifies that, to his knowledge:

     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.




                                                /s/ James R. Murphy
                                                ------------------------
                                                James R. Murphy
                                                Chairman, President and Chief
                                                Executive Officer
                                                (Chief Executive Officer)

                                                July 31, 2003


A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO BENTLEY PHARMACEUTICALS, INC. AND WILL BE RETAINED BY BENTLEY PHARMACEUTICALS, INC., AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.